UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2018

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38289	26-1119726
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
Call Spread Transactions Related to the Additional Offering

On June 26, 2018, the Company entered into additional convertible note hedge and warrant transactions (the “Additional Call Spread Transactions”) in connection with the Additional Offering (as defined below), with each of Barclays Bank PLC, Credit Suisse Capital LLC and JPMorgan Chase Bank, National Association (the “Call Spread Counterparties”), affiliates of initial purchasers in the Additional Offering.

These Additional Call Spread Transactions with the Call Spread Counterparties are in addition to the convertible note hedge and warrant transactions entered into with the Call Spread Counterparties on June 6, 2018 (the “Base Call Spread Transactions”), which were previously disclosed on a Current Report on Form 8-K which the Company filed with the Securities and Exchange Commission on June 12, 2018 (the “Prior 8-K”).

The additional convertible note hedge transactions, together with the convertible note hedge transactions entered into as part of the Base Call Spread Transactions, are expected generally to reduce potential dilution to the Company’s common stock, $0.01 par value per share (the “Common Stock”), upon any conversion of the Company’s 2.25% Convertible Senior Notes due 2023 (the “Notes”) and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be. However, the additional warrant transactions, together with the warrant transactions entered into as part of the Base Call Spread Transactions, could separately have a dilutive effect to the extent that the market value per share of the Common Stock exceeds the applicable strike price of the warrant transactions, which is initially $37.3625.

The description of the Additional Call Spread Transactions is qualified in its entirety by reference to the full text of the confirmations of the Additional Call Spread Transactions, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto and are incorporated herein by reference.

Item 8.01 Other Events.

On June 28, 2018, the Company closed on the issuance of an additional $50,000,000 aggregate principal amount of Notes (such offering, the “Additional Offering”), pursuant to the exercise of the previously announced option the Company granted to the initial purchasers of the Notes. The Notes were issued pursuant to an indenture, dated as of June 11, 2018 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. As previously disclosed in the Prior 8-K, the Indenture and the Notes provide, among other things, that the Notes are senior unsecured obligations of the Company. Interest is payable on the Notes on June 15 and December 15 of each year, commencing on December 15, 2018 until their maturity date of June 15, 2023 (the “Maturity Date”). The Company may not redeem the Notes prior to the Maturity Date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

No.	Description of Document

______	______________________
10.1 Additional Convertible Bond Hedge Confirmation, by and between Avaya Holdings Corp. and Barclays Bank PLC, dated June 26, 2018.
10.2 Additional Convertible Bond Hedge Confirmation, by and between Avaya Holdings Corp. and Credit Suisse Capital LLC, dated June 26, 2018.
10.3 Additional Convertible Bond Hedge Confirmation, by and between Avaya Holdings Corp. and JPMorgan Chase Bank, National Association, dated June 26, 2018.
10.4 Additional Warrant Confirmation, by and between Avaya Holdings Corp. and Barclays Bank PLC, dated June 26, 2018.
10.5 Additional Warrant Confirmation, by and between Avaya Holdings Corp. and Credit Suisse Capital LLC, dated June 26, 2018.
10.6 Additional Warrant Confirmation, by and between Avaya Holdings Corp. and JPMorgan Chase Bank, National Association, dated June 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.

Date: June 28, 2018	By:	/s/ Shefali Shah
Name: Shefali Shah
Title: Senior Vice President, Chief Administrative Officer and General Counsel